                     SUBSCRIPTION AGREEMENT
                       PINNACLE FUND I, INC.

Pinnacle Fund I, Inc., a Utah corporation with its principal office at 1702 East 5600 South, Ogden, Utah 84403 (hereinafter the
"Company") and the undersigned (hereinafter the ?Subscriber?) agree as follows:

WHEREAS:

A. The Company desires to issue asset backed notes in the face amount of $1,000 each (hereinafter the "Notes"); and

B. The Subscriber desires to acquire the number of Notes set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

                       SUBSCRIPTION FOR NOTES

1.1 Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Notes as is set-forth upon the signature page hereof at a price equal to $1,000 per Note, and the Company agrees to sell such Notes to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Notes as it may, in its sole discretion, deem necessary or desirable.
 Upon execution, this subscription shall be irrevocable by the Subscriber.

1.2 The purchase price for the Notes subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3 Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

           REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1 Subscriber hereby severally represents and warrants to the Company the following:

(A) the Subscriber recognizes that the purchase of Notes subscribed to herein involves a high degree of risk;

(B) only investors who can afford the loss of their entire investment should consider investing in the Notes;

(C) the Subscriber has been furnished with a copy of the prospectus discussing the Company, the Notes and other applicable disclosure information;

(D) the Subscriber has such knowledge and experience in finance, securities, investments, and other business matters so as to be able to protect its interests in connection with this transaction.

(E) the Subscriber acknowledges that no market for the Notes presently exists and none will develop in the future.

(F) the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(G) the Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Notes and/or any use of this Agreement, including: (i) the legal requirements within his/her jurisdiction for the purchase of the Notes, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Notes.

                REPRESENTATIONS BY THE COMPANY

3.1 	The Company represents and warrants to the Subscriber that:

(A) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Utah and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B) Upon issue, the Notes will be duly and validly issued and a binding obligation of the Company.

                   TERMS OF SUBSCRIPTION

4.1 Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the prospectus. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

4.2 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscribers address indicated herein.

4.3 	The Subscriber acknowledges that the Notes are being offered on a "best efforts" basis and are not subject to any minimum subscription requirements.

                        MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its principal office at 1702 East 5600 South, Ogden, Utah 84403, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Utah.

5.3 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the
     day of                    ,2003.
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Number of Notes Subscribed For:
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Signature of Subscriber:
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Name of Subscriber:
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Address of Subscriber:
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Subscribers Social Security No.
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ACCEPTED BY: PINNACLE FUND I, INC.

Signature of Authorized Signatory:
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Name of Authorized Signatory:
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Position of Authorized Signatory:
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Date of Acceptance:
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